FRANKLIN HIGH INCOME FUND
              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                        SUPPLEMENT DATED OCTOBER 1, 2002

                       TO THE PROSPECTUS DATED MAY 1, 2002

The prospectus is amended by replacing the MANAGEMENT section (page FH-5) with the following:

       Management
--------------------
[Insert graphic of briefcase]

       Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo CA 94403-1906, is the Fund's investment manager.

       MANAGEMENT TEAM  The team responsible for managing the Fund is:

       PATRICIA MALLON, CFA, CPA       Ms. Mallon has been a manager of the Fund
       VICE PRESIDENT, ADVISERS        since October 2002.  Before joining
                                       Franklin  Templeton  Investments  in
                                       1997, Ms. Mallon was with Morgan Stanley
                                       Asset Management.

       CHRIS MOLUMPHY, CFA             Mr. Molumphy has been a manager of the
       EXECUTIVE VICE PRESIDENT,       Fund since its inception in 1989,
       ADVISERS                        and has been with Franklin Templeton
                                       Investments since 1988.

       The Fund pays Advisers a fee for managing the Fund's assets and providing certain administrative facilities and services for the Fund. For the fiscal year ended December 31, 2001, the Fund paid 0.57% of its average daily net assets to Advisers for its services.

               Please keep this supplement for future reference.
                                                                     FH-P 1002